EXHIBIT 32.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, W. Gordon Lancaster, Chief Financial Officer of Ivanhoe Energy Inc. (the ”Company”), hereby certify that:
(a) the Company’s periodic report on Form 10-Q for the quarterly period ended September 30, 2005 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and
(b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
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Chief Financial Officer

By:	/s/ W. Gordon Lancaster
W. Gordon Lancaster
Date: November 7, 2005